UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 23, 2012

YONGYE INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Nevada	001-34444	20-8051010
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,
No. 1 Zhichun Road, Haidian District, Beijing, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8232 8866
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 23, 2012, Yongye International, Inc. (the “Company”) issued a press release announcing the launch of two new crop nutrient products. The Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

No.	Description

99.1	Press Release dated March 23, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YONGYE INTERNATIONAL, INC.

By:	/s/ Sam Yu
Name: Title:	Sam Yu Chief Financial Officer

Date: March 26, 2012

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